Exhibit 32.1

Certification Pursuant to

18 U.S.C. §1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Caleres, Inc. (the “Registrant”) on Form 10-K for the year ended February 3, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John W. Schmidt, President, Chief Executive Officer and Director of the Registrant, and Jack P. Calandra, Senior Vice President and Chief Financial Officer of the Registrant, certify, to the best of our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John W. Schmidt
John W. Schmidt
President, Chief Executive Officer and Director
Caleres, Inc.
April 2, 2024

/s/ Jack P. Calandra
Jack P. Calandra
Senior Vice President and Chief Financial Officer
Caleres, Inc.
April 2, 2024